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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K
                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                                January 25, 2002
                       ----------------------------------
                        (Date of earliest event reported)


                      PRAECIS PHARMACEUTICALS INCORPORATED
           -----------------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)


     Delaware                       000-30289                 04-3200305
---------------------         ---------------------         ---------------
 (State or other              (Commission File No.)         (IRS Employer
 Jurisdiction of                                           Identification No.)
 Incorporation)


              830 Winter Street, Waltham, Massachusetts 02451-1420
          -------------------------------------------------------------
          (Address of principal executive offices, including zip code)


                                 (781) 795-4100
              -----------------------------------------------------
              (Registrant's telephone number, including area code)


          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)
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Item 5.  Other Events.

                  PRAECIS PHARMACEUTICALS INCORPORATED's press release dated January 25, 2002 is incorporated herein by reference and is attached hereto as
Exhibit 99.1.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

(c)      Exhibits:


99.1     Press Release by PRAECIS PHARMACEUTICALS INCORPORATED dated January 25,
         2002.


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                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  January 25, 2002                PRAECIS PHARMACEUTICALS
                                       INCORPORATED



                                       By /s/ Kevin F. McLaughlin
                                         ------------------------
                                         Kevin F. McLaughlin
                                         Senior Vice President, Chief
                                         Financial Officer, Treasurer and
                                         Secretary


                                       3
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                                  EXHIBIT INDEX


Exhibit
Number                Description

99.1 Press Release by PRAECIS PHARMACEUTICALS INCORPORATED dated January 25, 2002.


                                       4